UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2020
AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Iowa	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1	AEL	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	AELPRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	AELPRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
In a press release issued on October 1, 2020, American Equity Investment Life Holding Company (the “Company”) confirmed that it received an unsolicited non-binding proposal from Athene Holding Ltd. (NYSE: ATH) with Massachusetts Mutual Life Insurance Company to acquire all outstanding common shares of the Company for $36.00 per share in cash. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.
Item 9.01.  Financial Statements and Exhibits.
(d)    Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press Release dated October 1, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 1, 2020

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Registrant)

By:	/s/ Renee D. Montz
Renee D. Montz
Executive Vice President, General Counsel and Corporate Secretary